             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C. 20549
                   -----------------------

                         FORM 8-K/A


                       CURRENT REPORT


           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934
                 ---------------------------


 Date of Report (Date of earliest event reported): September 28, 2001


                THE ST. PAUL COMPANIES, INC.
   ------------------------------------------------------
   (Exact name of Registrant as specified in its charter)


     Minnesota            001-10898            41-0518860
------------------- -------------------- ---------------------
     (State of         (Commission File     (I.R.S. Employer
  Incorporation)           Number)         Identification No.)


385 Washington St., St. Paul, MN              55102
--------------------------------            ---------
(Address of principal                       (Zip Code)
executive offices)


                       (651) 310-7911
             ----------------------------------
               (Registrant's telephone number,
                    including area code)


                             N/A
------------------------------------------------------------
    (Former name or former address, if changed since last
                           report)



                       Amendment No. 1
                   -----------------------


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The St. Paul's Current Report on Form 8-K dated September
28, 2001 and filed on October 15, 2001 reported the completion of The St. Paul's sale of Fidelity and Guaranty
Life Insurance Company (F&G Life) to Old Mutual plc, a
London-based international financial services company.
Included in that Form 8-K were the pro forma financial statements required under Item 7(b) of Form 8-K and Article
11 of Regulation S-X. The purpose of this amendment is to restate certain of that pro forma financial information.


Item 7.    Financial Statements and Exhibits.
           ---------------------------------

(a)  Not applicable.

(b)  Pro Forma Financial Information:

   (i) The St. Paul Companies, Inc. Pro Forma Consolidated,
        Condensed Balance Sheet as of June 30, 2001, as restated.

   (ii) The St. Paul Companies, Inc. Pro Forma
        Consolidated, Condensed Income Statement for the six months ended June 30, 2001, as restated.

   (iii) The St. Paul Companies, Inc. Pro Forma
        Consolidated, Condensed Income Statement for the year ended December 31, 2000 is incorporated herein by reference to the "Life Insurance Segment" section of "Note 12-Discontinued Operations" to the consolidated financial statements included in The
        St. Paul Companies, Inc. Quarterly Report on Form 10-Q for the quarter ended March 31, 2001, and which was attached as Exhibit 99(a) to The St. Paul Companies, Inc. Current Report on Form 8-K dated September 28, 2001.

                  Pro Forma Financial Information
           The St. Paul Companies, Inc. and Subsidiaries
          Pro Forma Consolidated, Condensed Balance Sheet
                        As of June 30, 2001
       ---------------------------------------------------------
                         Previously                 Restated Pro
                           Reported    Pro Forma   Forma Balance
   (In millions)         Pro Forma*   Adjustment           Sheet
    -----------          ----------   ----------   -------------
 Assets:

   Fixed maturities         $15,823      $     -         $15,823
   Other investments          5,502            -           5,502
                            -------      -------         -------
    Total investments        21,325            -          21,325
   Cash                         433            -             433
   Reinsurance
    recoverable on
    unpaid losses             5,121            -           5,121
   Other assets               8,580            -           8,580
                            -------      -------         -------
     Total assets            35,459            -          35,459
                            =======      =======         =======

 Liabilities:

   Loss and loss
    adjustment expense
    reserves                 18,411            -          18,411
   Unearned premium
    reserves                  3,908            -           3,908
                            -------      -------         -------
     Total insurance
      reserves               22,319            -          22,319
   Other liabilities          6,337           $8(1)        6,345
                            -------      -------         -------
     Total liabilities       28,656            8          28,664
                            -------      -------         -------

   Shareholders' equity       6,803           (8)(2)       6,795
                            -------      -------         -------
   Total liabilities
    and shareholders'
    equity                  $35,459       $    -         $35,459
                            =======      =======         =======

* Pro forma balance sheet data as previously reported in The
  St. Paul Companies, Inc. Current Report on Form 8-K dated
  September 28, 2001.

The pro forma adjustments to the pro forma consolidated condensed balance sheet are as follows:

(1) Record accrual for additional amount payable to Old
    Mutual plc due to the decline in the fair value of certain investments prior to closing ($12 million), less applicable tax benefit ($4 million).

(2) Record net impact on shareholders' equity of additional amount payable to Old Mutual plc.

                    Pro Forma Financial Information
             The St. Paul Companies, Inc. and Subsidiaries
          Pro Forma Consolidated, Condensed Income Statement
                For the Six Months Ended June 30, 2001
                                      ------------------------------------
                                                                  Restated
                                      Previously                 Pro Forma
                                        Reported    Pro Forma       Income
 (In millions, except share data)     Pro Forma*   Adjustment    Statement
  ------------------------------      ----------   ----------    ---------

 Revenues:
 --------
 Premiums earned                          $3,371      $     -       $3,371
 Net investment income                       635            -          635
 Asset management                            170            -          170
 Realized investment gains                    83            -           83
 Other                                        71            -           71
                                         -------      -------      -------
      Total revenues                       4,330            -        4,330
                                         -------      -------      -------
 Expenses:
 --------
 Insurance losses and
  loss adjustment expenses                 2,529            -        2,529
 Policy acquisition expenses                 736            -          736
 Operating and administrative
  expenses                                   634            -          634
                                         -------      -------      -------
      Total expenses                       3,899            -        3,899
                                         -------      -------      -------
   Income from continuing
    operations before income
    taxes                                    431            -          431
   Income tax expense                        126            -          126
                                         -------      -------      -------
   Income from continuing
    operations                               305            -          305
   Discontinued operations, net of taxes     (65)         ($8)(1)      (73)
                                         -------      -------      -------
      Net income                          $  240          ($8)      $  232
                                         =======      =======      =======

 Basic earnings per common share:
  Income from continuing operations        $1.37       $    -       $ 1.37
  Discontinued operations, net of taxes    (0.30)       (0.04)       (0.34)
                                         -------      -------      -------
      Net income                           $1.07       $(0.04)      $ 1.03
                                         =======      =======      =======

 Diluted earnings per common share:
  Income from continuing operations        $1.32       $    -       $ 1.32
  Discontinued operations, net of taxes    (0.28)       (0.03)       (0.31)
                                         -------      -------      -------
      Net income                           $1.04       $(0.03)      $ 1.01
                                         =======      =======      =======

* Pro forma income statement data as previously reported in The St. Paul Companies, Inc. Current Report on Form 8-K dated September 28, 2001.

(1) Record additional amount payable to Old Mutual plc due to the decline in the fair value of certain investments prior to closing ($12 million), less applicable tax benefit ($4 million).

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For purposes of calculating basic earnings per share,
weighted average shares outstanding totaled 215.3 million.
For purposes of calculating diluted earnings per share, weighted average shares outstanding totaled 228.1 million.


(c)  Exhibits:

Exhibit No.    Exhibit
----------     -------

     2(a) Stock Purchase Agreement between St. Paul Fire and Marine Insurance Company and Old Mutual plc related to the sale of F&G Life (the "Agreement") is incorporated by reference to Exhibit (2)(a) of The St. Paul Companies, Inc. Quarterly Report on Form 10-Q for the quarter ended March 31, 2001.

     2(b) Letter Agreement between St. Paul Fire and Marine Insurance Company, Old Mutual plc and Old Mutual U.S. Life Holdings, Inc., dated as of September 26, 2001, which amends the Agreement, is incorporated by reference to The St. Paul Companies, Inc. Current Report on Form 8-K dated September 28, 2001.

     99(a)     "Life Insurance Segment" section of "Note 12
               - Discontinued Operations" to the
               consolidated financial statements included in The St. Paul Companies, Inc. Quarterly Report on Form 10-Q for the quarter ended March 31, 2001 is incorporated by reference to The St. Paul Companies, Inc. Current Report on Form 8-K dated September 28, 2001.



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                              THE ST. PAUL COMPANIES, INC.

                              By  /s/ Bruce A. Backberg
                                  ---------------------
                                  Bruce A. Backberg
                                  Senior Vice President

Date: October 29, 2001